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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) December 10, 2003
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                    1-10702              34-1531521
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  (State or Other Jurisdiction        (Commission           (IRS Employer
        of Incorporation)            File Number)        Identification No.)



     500 Post Road East, Suite 320, Westport, Connecticut            06880
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           (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

     Terex Corporation (the "Company") issued a press release dated December 10, 2003 announcing that it has terminated discussions with Caterpillar Inc. regarding the sale of the Company's mining truck business to Caterpillar and that the Company will not acquire Caterpillar's mining shovel intellectual property. Discussions ended due to an inability to come to financial terms satisfactory to all parties.

     A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

     99.1 Press release of Terex Corporation issued on December 10, 2003.



                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 10, 2003


                                             TEREX CORPORATION


                                             By:  /s/ Eric I Cohen
                                                  Eric I Cohen
                                                  Senior Vice President




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